NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
NET LOSS PER SHARE

NOTE 13. NET LOSS PER SHARE

The below table is a reconciliation of net loss to net loss attributable to common stockholders.

	Year ended
	December 31,
	2024	2023
Net loss	$(13,727,380)	$(60,477,680)
Series A cumulative preferred stock dividend	(76,712)	—
Series B stock repurchase	3,613,000	—
Series C cumulative preferred stock dividend	(82,603)	—
Net loss attributable to common stockholders	$(10,273,695)	$(60,477,680)

The Company excluded the following potential shares from the computation of diluted net loss per share because including them would have had an anti-dilutive effect:

	December 31,
	2024	2023
Outstanding RSUs (a)	8,623,225	10,900,128
Restricted Stock	19,348,954	—
Warrants	17,974,978	—
Convertible promissory notes (b)	—	891,298
Earnout Shares	24,500,000	—
Total	70,447,157	11,791,426

(a)	As of December 31, 2024 there were an additional 1,373,221 RSUs that had vested but had not been legally settled into common stock and therefore were included in the basic net income per share. See Note 11 for additional information.
(b)	The numbers of shares were determined based on the conversion upon maturity provisions in the convertible promissory note agreements, dividing the conversion amount (principal plus accrued interest) by three times the estimated fair value of the Company’s common stock derived from the Company’s most recently completed convertible promissory notes valuation as of the balance sheet date.

The above table excludes any potentially anti-dilutive shares as a result of the $14 million Purchase Option and the Additional Amount Purchase Option (see Note 8). These are excluded as the number of shares issuable cannot be determined until the conditions for issuance are met and the share prices are known upon exercise.